EXHIBIT - 10.21

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         ESCALADE, INCORPORATED, an Indiana corporation (the "Company"), and BANK ONE, INDIANA, National Association, a national banking association (formerly known as "Bank One, Indianapolis, National Association") (the "Bank") being parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996 as amended by a First Amendment dated as of September 19, 1996 (the "Agreement"), hereby agree to amend the Agreement by this Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment"), on the terms and subject to the conditions set forth as follows:

1.       DEFINITIONS

         a. Terms used in this Second Amendment with their initial letter capitalized which are not defined herein shall have the meanings ascribed to them in the Agreement.

         b. The following definitions set forth in Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

o "APPLICABLE RATE" means that number of percentage points to be taken into account in determining the Applicable Spread which is used in computing the rate at which interest accrues on the Loans, the Applicable Unused Fee Rate which is used in calculating the Unused Fee, the Applicable Commission Rate which is used in calculating the amount of Commission which is payable with respect to Standby Letters of Credit, and the Applicable Issuance Fee Rate which is used in calculating the amount of Issuance Fees payable with respect to Commercial Letters of Credit. Initially, from the date of this Second Amendment and until the date of funding and refinancing of the Term Loan, the Applicable Rate shall be determined by reference to the following table:

                                                  Applicable Rate
          -----------------------------------------------------------------------------------------
                Applicable Spread*
          -----------------------------              Applicable        Applicable       Applicable
           Prime-based      LIBOR-based              Unused Fee        Commission        Issuance
               Rate            Rate                  Rate              Rate              Fee Rate
          ---------------   -----------              ----------        -----------     ------------
               0% RL         1.00% RL                   .25%              1.00%           .25%
               0% TL         1.25% TL

         * Where "RL" means Revolving Loan and "TL" means Term Loan.

         Thereafter, and until receipt by the Bank of the Company's 1997 fiscal year end financial statements furnished to the Bank pursuant to the requirements of Section 5.b(i), the Applicable Rate shall be determined by reference to the following table:
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
                                                    Applicable Rate
         -----------------------------------------------------------------------------------------
                  Applicable Spread*
         -----------------------------              Applicable        Applicable       Applicable
           Prime-based     LIBOR-based              Unused Fee        Commission        Issuance
               Rate           Rate                  Rate              Rate              Fee Rate
         ---------------   -----------              ----------        -----------     ------------
               0% RL          1.40% RL
               0% TL          1.65% TL                  .25%              1.125%          .3125%

         * Where "RL" means Revolving Loan and "TL" means Term Loan.

         On the first day of the month which follows receipt by the Bank of the Company's 1997 fiscal year end financial statements furnished to the Bank pursuant to the requirements of Section 5.b(i), the Applicable Rate shall be determined by reference to the Company's Leverage Ratio in accordance with the following table:

                                                          Applicable Rate
                  -----------------------------------------------------------------------------------------
                        Applicable Spread*
                  -----------------------------              Applicable        Applicable       Applicable
                  Prime-based       LIBOR-based              Unused Fee        Commission        Issuance
Leverage Ratio    Rate              Rate                     Rate              Rate              Fee Rate
--------------    ---------------   -----------              ----------        -----------     ------------
greater than or
equal to             0.25% RL          2.00% RL               .375%               1.50%           .50%
3.00:1.0             0.25% TL          2.25% TL
-----------------------------------------------------------------------------------------------------------
less than or
equal to
2.99:1.00, but
greater than or
equal to             0.00% RL          1.75% RL               .375%               1.375%           .4375%
2.50:1.00            0.25% TL          2.00% TL
-----------------------------------------------------------------------------------------------------------
less than or
equal to
2.49:1.00, but
greater than or
equal to             0.00% RL          1.50% RL                .25%               1.25%            .375%
2.00:1.00            0.00% TL          1.75% TL
-----------------------------------------------------------------------------------------------------------


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

---------------------------------------------------------------------------------------------------------
less than or
equal to
1.99:1.00, but
greater than or
equal to             0.00% RL          1.25% RL                .25%               1.125%          .3125%
1.50:1.00            0.00% TL          1.50% TL
---------------------------------------------------------------------------------------------------------
less than            0.00% RL          1.00% RL                .25%                1.00%           .25%
1.50:1.00            0.00% TL          1.25% TL
---------------------------------------------------------------------------------------------------------


         * Where "RL" means Revolving Loan and "TL" means Term Loan.

         Such determination and resulting rate change will be effective as of the first day of the month following the receipt of the financial statements.

         Thereafter, the Applicable Rate shall be determined on the basis of the financial statements of the Company for each fiscal year furnished to the Bank pursuant to the requirements of Section 5.b(i), and shall be effective as of the first day of the month following the receipt of the financial statements. Commissions and Issuance Fees with respect to Letters of Credit shall be determined from the Applicable Rate in effect when the related Letter of Credit is issued or renewed, and will thereafter adjust annually after receipt of the financial statements and determination of the Applicable Rate. It is noted that the above table provides an Applicable Rate for a Leverage Ratio greater than that which will be permissible under the terms of Section 5.g(ii). For the avoidance of doubt, it is agreed that it is the intent of the parties that the Bank shall be free to exercise all remedies otherwise provided for in this Agreement in the event of the violation by the Company of the covenant stated in Section 5.g(ii), notwithstanding the accrual of interest upon the Loan at a rate determined in accordance with this definition.

         o "REVOLVING LOAN MATURITY DATE" means May 31, 1998, and hereafter any subsequent date to which the Commitment may be extended by the Bank pursuant to the terms of Section 2.a(iv).

         c. The definition of "Tangible Net Worth" in the Agreement is hereby deleted and the following definition is added in its entirety as follows:

         o          "NET WORTH" means the shareholders' equity of the Company.

2. REVOLVING LOAN. Section 2.a(i) is hereby amended to change the amount of Advances which can be made under the Revolving Loan to amounts not exceeding Twelve Million and no/100 Dollars ($12,000,000.00) in the aggregate at any time outstanding. The

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obligation to repay the Revolving Loan shall be evidenced by a promissory note in the form of EXHIBIT A.

3. LETTERS OF CREDIT. Section 2.b is hereby deleted and the following new
Section 2.b is added to read in its entirety as follows:

         b. STANDBY AND COMMERCIAL LETTERS OF CREDIT. At any time that the Company is entitled to an Advance under the Revolving Loan, the Bank shall, upon the application of the Company or any Subsidiary, issue for the account of the Company or any Subsidiary, a standby or commercial letter of credit (each a "Letter of Credit") in an amount not in excess of the maximum Advance that the Company would then be entitled to obtain under the Revolving Loan, provided that (A) the total amount of Letters of Credit which are outstanding at any time shall not exceed $4,000,000.00, (B) the issuance of any Letter of Credit with a maturity date beyond the Revolving Loan Maturity Date shall be entirely at the discretion of the Bank, (C) the form of the requested Letter of Credit shall be satisfactory to the Bank in the reasonable exercise of the Bank's discretion, and (D) the Company or any Subsidiary, shall have executed an application and reimbursement agreement for the Letter of Credit (a "Reimbursement Agreement") in the Bank's standard form. While any Letter of Credit is outstanding, the maximum amount of Advances which may be outstanding under the Revolving Loan shall be reduced by the maximum amount available to be drawn under the Letter of Credit. The issuance of each Commercial Letter of Credit shall be subject to the payment by the applicant (the "Account Party") to the Bank of a fee (an "Issuance Fee") which shall be equal to the Applicable Issuance Fee Rate multiplied by the amount thereof, which Issuance Fee shall be due and payable within ten (10) days following the issuance of any Commercial Letter of Credit. Upon presentation of each draft drawn under a Commercial Letter of Credit to the Bank by the beneficiary thereof, the Account Party shall also pay the Bank a fee (a "Negotiation Fee"), which shall be an amount equal to the greater of
         (i) one-eighth percent (1/8%) multiplied by the amount drawn under such commercial Letter of Credit, or (ii) $75.00. The issuance and each renewal of each Standby Letter of Credit shall be subject to the payment by the Account Party to the Bank of a fee (a "Commission"), which shall be equal to the Applicable Commission Rate per annum (calculated on the basis that an entire year's Commission is earned in 360 days) multiplied by the amount thereof, which Commission shall be due and payable within ten (10) days following the issuance or renewal of any Standby Letter of Credit. The Company shall pay the Bank's standard transaction fees with respect to any transactions occurring on account of any Letter of Credit. Transaction fees shall be payable upon completion of the transaction as to which they are charged. All such Commissions, Issuance Fees, Negotiation Fees and transaction fees may be

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         debited by the Bank to any deposit account of the Company carried with the Bank without further authority.

4. TERM LOAN. Section 2.c. of the Agreement is hereby amended to restate subsections 2.c(i) and (v) in their entirety to read as follows:

                  (i) AMOUNT. The principal amount of the Term Loan shall be Thirteen Million Five Hundred Thousand and No/100 Dollars ($13,500,000). The obligation of the Company to repay the Term shall be evidenced by a promissory note in the form of Exhibit B.

                  (v) USE OF PROCEEDS OF THE TERM LOAN. The proceeds of the Term Loan shall be used to finance the purchase by the Company of all of the common stock of Master Products Manufacturing Co., Inc. ("Master Products") a new indirect subsidiary, in an aggregate amount not to exceed Ten Million Dollars ($10,000,000) which new subsidiary will be a direct subsidiary of Marin Yale Industries, Inc.; and to refinance the Company's existing Term Loan in the amount of Three Million Five Hundred Thousand Dollars ($3,500,000).

5. COLLATERAL FOR THE OBLIGATIONS. In addition to all of the Collateral required under the Agreement, the Obligations shall be supported and secured by a first and prior lien on and security interest in all of the personal property of Master Products. Such lien and security interest shall be evidenced by a Security Agreement in the form of Exhibit C and by the filing of Uniform Commercial Code ("UCC") Financing Statements in all offices deemed appropriate by the Bank. In addition, Master Products shall execute and deliver an Unconditional Limited Guaranty of all of the obligations of the Company and Martin Yale Industries for in the form of EXHIBIT D. Further, Martin Yale Industries, Inc. shall execute and deliver a Pledge Agreement, to pledge all of its ownership interest in the common stock of Master Products, which Pledge Agreement shall be in the form of EXHIBIT E. Martin Yale Industries, Inc. shall deliver the stock certificates of Master Products to the Bank together with stock powers executed in blank.

6. AFFIRMATIVE COVENANTS. Sections 5.g(i) and (ii) of the Agreement are hereby amended and restated in their entirety to read as follows:

                  (i) MINIMUM NET WORTH. The Company shall maintain its Minimum Net Worth, determined on a consolidated basis, at not less than $18,500,000 as of the date of funding of the Term Loan and at the last day of each fiscal year thereafter, the Minimum Net Worth to be maintained by the Company on that date and at all times thereafter until the last day of the next year shall be increased by an amount equal to fifty percent (50%) of the Company's consolidated net income, exclusive of losses, for the fiscal year then ended.

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                  (ii) LEVERAGE RATIO. For each period of four consecutive
                  fiscal quarters of the Company, ending during the periods indicated in the table below, the Company shall maintain a Leverage Ratio, at levels not greater than those shown in the following table:

                               Period                            Ratio
                               ------                            -----

                  from the date of this Second Amendment
                  and until December 30, 1998                  3.00 to 1.0

                  at December 30, 1998 and
                     at all times thereafter                   2.50 to 1.0

7. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Second Amendment, the Company represents and warrants to the Bank that:

         a. The execution and delivery of this Second Amendment, the execution and delivery of all of the other documents executed in connection herewith, and the performance by the Company of its obligations under this Second Amendment and all of the documents executed in connection herewith are within the corporate power of the Company, have been duly authorized by all necessary corporate action, have received any required governmental or regulatory agency approvals and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or Bylaws of the Company or of any agreement binding upon the Company or any of its property.

         b. This Second Amendment and all of the documents executed by the Company in connection herewith are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors' rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

         c. The representations and warranties contained in Section 3 of the Agreement are true and correct as of the date hereof except that the representations contained in Section 3.d. of the Agreement shall be deemed to refer to the latest financial statements furnished by the Company to the Bank.

         d. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date of this Second Amendment.

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8. CONDITIONS PRECEDENT. This Second Amendment shall become effective upon the
Bank's receipt of the following, contemporaneously with the execution of this Second Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

         a.       This Second Amendment;

         b.       The replacement Revolving Loan Note;

         c.       The replacement Term Loan Note;

         d. Master Product's Security Agreement, together with appropriate UCC financing statements;

         e. Martin Yale Industries, Inc. Pledge Agreement, together with executed Stock Powers and the original stock certificates of Master Products Manufacturing Co., Inc.;

         f. The Unconditional Limited Guaranties of Master Products for the obligations of each of the Company and Martin Yale Industries, Inc.

         g. Certified copies of Resolutions of the Boards of Directors of the Company, Martin Yale Industries, Inc. and Master Products authorizing the execution, delivery and performance, respectively of this Second Amendment, the Revolving Loan Note, the Term Loan Note, the Security Agreement, the Pledge Agreement, the Guaranties, and the other Loan Documents to which each such entity is a party;

         h. Certificates of the Secretaries of each of the Company, Martin Yale Industries, Inc. and Master Products certifying the name of the officer or officers authorized to sign each document to which the Company or any Subsidiary is a party, together with a sample of the true signature of each such officer;

         i. Copies of the Articles of Incorporation and Bylaws of each of the Company, Martin Yale Industries, Inc. and Master Products, certified by the Secretary of each such entity or a Certificate of No Change to such documents if previously delivered to the Bank;

         j. An opinion of counsel for the Company, Martin Yale Industries, Inc. and Master Products, in form and substance acceptable to the Bank and its counsel;

         k. Receipt of payment of the reasonable legal fees and expenses of Bank's counsel at closing or immediately upon receipt by Borrower of an invoice therefor.

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         l.       Payment of $25,000 to be applied to the Commitment Fee in an amount equal to 1/2% of the total amount of new funds advanced under the Term Loan. The remaining balance of the Commitment Fee will be due and payable on the date of funding of the Term Loan.

         m.       Such other documents as the Bank may reasonably request.

9. PRIOR AGREEMENTS. The Agreement, as amended by this Second Amendment, supersedes all previous agreements and commitments made or issued by the Bank, related to all of the subjects of the Agreement, as amended by this Second Amendment, and any oral or written proposals or commitments made or issued by the Bank.

10. AFFIRMATION. Except as expressly amended by this Second Amendment, all of the terms and conditions of the Agreement and each of the Loan Documents remains in full force and effect.

         Executed on _______________, 1997 and effective as of May 31, 1997.

                                       ESCALADE, INCORPORATED

                                       By
                                          ----------------------------------
                                          Robert E. Griffin, Chairman and
                                          Chief Executive Officer

                                       BANK ONE, INDIANA, NATIONAL
                                       ASSOCIATION

                                       By
                                          ----------------------------------
                                          D. Kelly Queisser, Vice President and
                                          Senior Relationship Manager

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